        Exhibit 10.52
***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2.

Amendment Seven to
Manufacturing and Purchase Agreement Between
Dot Hill Systems Corp. and Hon Hai Precision Industry Co. Ltd.

This Amendment Seven (“Amendment”) is dated March 5, 2015 and is an amendment to the Manufacturing and Purchase Agreement dated September 2008 (the “Agreement”) between Dot Hill Systems Corp. and its subsidiaries (“Dot Hill”) and Hon Hai Precision Industry Ltd, and its parents, subsidiaries and affiliate companies (“Foxconn”).

Except as expressly set forth herein, all other terms and conditions of the Agreement (including all amendments to the Agreement) and any other agreements between the parties shall continue in full force and effect. Capitalized terms used but not defined herein shall have the meanings given thereto in the Agreement. This Amendment shall become part of the Agreement and all applicable terms and conditions of the Agreement.

Whereas, Dot Hill and Foxconn wish to extend the Term of the Agreement; and

Whereas, Dot Hill and Foxconn wish to set forth certain terms and conditions of the Agreement, with varying effective dates and periods of effectiveness as set forth herein;
Wherefore, the Agreement shall be revised as follows:

1.	Section 14.1 shall be deleted in its entirety, and in its place the following shall be inserted:

“14.1 Term. The Term of this Agreement shall be from the original Effective Date of the Agreement (in September 2008) until and through September 1, 2015 (without any interruption), unless and until terminated pursuant to the termination provisions of this Agreement (“Extension Term”). From the signing of Amendment Seven until September 1, 2015, it is the intent of the parties to negotiate in good faith additional and/or modified terms and conditions to the Agreement, including a new Term.

2.
Effective March 12, 2015 and applying only to shipments made from March 12, 2015 through the Extension Term, section 6.4 shall be deleted in its entirety, and in its place the following shall be inserted:

6.4. Payment Terms. All payments shall be made in US dollars and will be due [...***...] days after Dot Hill receives the invoice from Supplier.

3.
As of March 31, 2015, the following [...***...] described in Amendment Two of the Agreement are suspended and ineffective during the Extension Term: (a) Section 5.4.3 (describing a [...***...]); (b) Section 5.6.1 (describing a [...***...]); (c) Section 5.6.2 (describing a [...***...] on [...***...]); and (d) Section 5.6.3 (describing a [...***...]) (collectively “[...***...]”). For purposes of clarity, the aforementioned [...***...] will remain in place and binding until end of day March 31, 2015. As of April 1, 2015 and through the remainder of the Extension Term, the following [...***...] shall commence and shall be binding upon the parties (“[...***...]”):

•	With respect to those [...***...] set forth on Exhibit 1 to this Amendment, made a part hereof by reference (“[...***...]”) [...***...]

1     ***Confidential Treatment Requested

Exhibit 10.52

[...***...] under the Agreement in the [...***...] set forth on Exhibit 1. If an [...***...] undergoes a revision or change in SKU number, Exhibit 1 shall automatically include such revised [...***...] (regardless of SKU number) and the [...***...] set forth on Exhibit 1 shall apply to such new revision. Further, the parties expect to modify Exhibit 1, such as when [...***...] to the Agreement, and at such time the parties will mutually agree upon modifications to Exhibit 1 (including [...***...]) which shall automatically be made a part of this Amendment; plus

•
At the end of each [...***...], the parties shall [...***...] between the [...***...] for that [...***...] and compare it to [...***...] during the [...***...] of the [...***...] (“[...***...]”). If the [...***...] is [...***...] (in other words, the [...***...]), then Foxconn shall [...***...] to Dot Hill [...***...] ([...***...]%) of the [...***...]. If the [...***...] is [...***...], then [...***...] shall be made with respect to that [...***...] and, in addition, the [...***...] will be applied to [...***...] until the [...***...] is exhausted. For purposes of this Amendment, the term “[...***...]" (or “[...***...]”) shall be [...***...] by [...***...] (from the [...***...]) from the [...***...] for the product.

[...***...] of all Amendment 6 [...***...] shall be submitted to Dot Hill for review within [...***...] days of the end of the [...***...] during which [...***...] was made under the Agreement. Dot Hill and Foxconn shall come to an [...***...] within [...***...] days after the submission from Foxconn. [...***...] will be sent to Dot Hill [...***...] days after the end of the [...***...]. In Dot Hill’s discretion, [...***...] may be made by [...***...] by Dot Hill to Foxconn, or by [...***...] to Dot Hill.

4.
Section 14.4 is hereby amended by deleting the period of one hundred and eight days (180) days, and in its place inserting the period of one (1) year, thereby extending the notice period required for termination for convenience.

In witness hereof, the parties have caused this Amendment to be executed by their duly authorized representatives as set forth below.

Dot Hill Systems Corp.	Hon Hai Precision Industry Co. Ltd.
/s/ Hanif Jamal	/s/ Peter Wu
Name: Hanif Jamal	Name: Peter Wu
Title: CFO	Title: Director
Date: 3-6-15	Date: 03/05/2015

2     ***Confidential Treatment Requested

Exhibit 10.52

EXHIBIT 1 TO AMENDMENT SEVEN

Number	Description	PCBA Cost	PCBA MVA	[...***...]	% of [,,,***...]
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3     ***Confidential Treatment Requested